UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): June 26, 2019

GREENWAY TECHNOLOGIES, INC.

Texas	000-55030	90-0893594
(State or other of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1521 North Cooper Street, Suite 205

Arlington, Texas 76011

Formerly

(8851 Camp Bowie West Blvd. Suite 240

Fort Worth, Texas,76116)

(Address of principal executive offices) (Zip Code)

800-289-2515

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Greenway Technologies Inc. (the “Company”) was held on June 26, 2019. Results of items presented for voting are listed below.

PROPOSAL 1. The vote to approve the election of six director nominees listed in the proxy statement was as follows:

	FOR	AGAINST	ABSTAIN	BROKER
				NON-VOTES
Raymond Wright	179,019,632	8,548,191	169,800	28,506,198
Kevin Jones	181,409,939	4,111,994	2,215,690	28,506,198
Kenton J. Harer	180,618,657	4,753,766		28,506,198
Ransom Jones	130,823,335	35,221,690	21,692598	28,506,198
Paul Alfano	181,668,083	5,749,255	320,285	28,506,198
Michael Wykrent	181,455,883	4,066,540	2,215,200	28,506,198

PROPOSAL 2. The vote to amend the Company’s Articles of Incorporation to increase the authorized Class A common shares from 300 million common shares to 500 million common shares and to authorize 10 million Preferred Shares with the same par value.

FOR	AGAINST	ABSTAIN	BROKER
			NON-VOTES
171,870,180	13,188,379	2,679,064	28,506,198

PROPOSAL 3. The vote to amend the Articles of Incorporation allowing the vote of the holders of a majority of the shares entitled to vote on and represented in person or by proxy at a shareholders' meeting at which a quorum is present.

FOR	AGAINST	ABSTAIN	BROKER
			NON-VOTES
182,717,962	5,001,176	18,485	28,506,198

PROPOSAL 4. The vote to amend the Company’s Bylaws Section 2.12 to set the number of Directors of this Corporation not less than Three (3) nor more than Seven (7). If there happens to be a tied vote on a matter then and in that event, the highest-ranking non-director shall cast the final vote.

FOR	AGAINST	ABSTAIN	BROKER
			NON-VOTES
177,927, 732	4,621,976	5,187,915	28,506,198

PROPOSAL 5. The vote to amend the Company’s Bylaws Section 3.07 to eliminate cumulative voting at all meetings of the stockholders.

FOR	AGAINST	ABSTAIN	BROKER
			NON-VOTES
172,086,553	6,252,364	9,398,706	28,506,198

PROPOSAL 6. The vote to amend its Bylaws Section 3.14 of the Company’s Bylaws entitled “Special Meetings” to increase the percentage of shares necessary to call a Special Shareholders meeting from 10% to 25%.

FOR	AGAINST	ABSTAIN	BROKER
			NON-VOTES
163,392,538	21,477,085	2,868,000	28,506,198

PROPOSAL 7. The vote to ratify the appointment of Soles, Heyn & Company, LLP as the Company’s independent registered accounting firm.

FOR	AGAINST	ABSTAIN	BROKER
			NON-VOTES
211,425,273	2,071,542	2,747,006	0

As a result, the shareholders passed all 7 proposals presented to them by an overwhelming majority of their votes cast by proxy and in person.

Item 9.01 Financial Statements and Exhibits

Exhibits

3.9 Bylaws as Amended

Certificate and Report of The Inspector of Election

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Greenway Technologies, Inc.

Date: July 2, 2019	By:	/s/ Raymond Wright
Raymond Wright, Chairman of the Board